UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 31, 2017

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

On September 5, 2017, Condor Hospitality Trust, Inc. (the “Company”) filed a Form 8-K dated August 31, 2017 to report on the acquisition of two hotels out of a portfolio of three hotels under contract to be acquired. This amendment to the Form 8-K is being filed to report on the acquisition of the third hotel and related matters, to provide additional exhibits with respect to the acquisition of the third hotel and to provide the financial statements and pro forma financial information for the third hotel.

Item 1.01  Entry into a Material Definitive Agreement.

Hotel Acquisition

On January 18, 2018, Condor Hospitality Limited Partnership, the operating partnership of the Company (the “Operating Partnership”), completed the acquisition of a hotel pursuant to a purchase agreement with MB Hospitality (AUSN), LP. The hotel is the TownePlace Suites Austin North Tech Ridge hotel, with 122 rooms, located in Austin, TX.

The aggregate purchase price for the hotel was $19.75 million which was paid with financing (as discussed below). The closing of the acquisition was subject to customary closing conditions, including accuracy of representations and warranties and compliance with covenants and obligations under the purchase agreement.

The acquisition of the hotel was completed by CDOR AUS Tech, LLC, a single-purpose bankruptcy remote entity 100% owned by the Operating Partnership. In connection with the closing of the acquisition, the hotel was leased to TRS AUS Tech, LLC (the “TRS Lessee”), a single-purpose bankruptcy remote entity 100% owned by TRS Leasing, Inc., the taxable REIT subsidiary of the Company.

The description of the purchase agreement for the hotel, as amended, is qualified in its entirety by Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.

Management Agreement

Hotel Management.  On January 17, 2018, the TRS Lessee entered into a hotel management agreement with Pillar Hotels & Resorts, LLC (“Pillar”), an eligible independent operator, to manage the Austin North Tech Ridge hotel.  Pillar managed the hotel prior to the acquisitions and is a subsidiary of Aimbridge Hospitality.

Under the hotel management agreement, Pillar operates and manages the hotel. Pillar provides all property management, financial accounting, reporting, marketing and other operational services for the hotel, and employees for operating the hotel.  Pillar must generally maintain the hotel in good operating condition. Pillar must operate the hotel in accordance with the national franchise agreement that covers the hotel, which includes using franchisor sales and reservation systems.

The management agreement generally requires the TRS Lessee to fund budgeted capital expenditures and operating expenses, except those expenses not related to the operation of the hotel. The TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotel.

Management Fee. Pillar will receive a monthly management fee with respect to the hotel equal to 2.5% of gross hotel income for 2018 and 3.0% of gross hotel income for 2019 and each year thereafter until termination of the management agreement.  Incentive fees may be earned by Pillar for performance above budgeted expectations for the hotel up to a maximum payout of 2% of gross hotel income in 2018 and 2019 as follows:

●

1% of the gross hotel income if the hotel achieves an investment return of 8.7% to 9.199% for 2018, and an additional 1% of gross hotel income if the hotel achieves an investment return of 9.2% or higher for that year; and

●

1% of the gross hotel income if the hotel achieves an investment return of 10.4% to 10.899% for 2019, and an additional 1% of gross hotel income if the hotel achieves an investment return of 10.9% or higher for that year.

For 2020 and until termination of the management agreement, incentive fees with respect to the hotel may be earned by Pillar as follows, up to a maximum payout of 2% of gross hotel income:

●	0.5% of gross hotel income if the hotel achieves budgeted hotel net operating income (“NOI”);

●	25% of any NOI in excess of budgeted NOI for the hotel; and

I
●	If the hotel achieves its budgeted NOI, 25% of any gross hotel income for the hotel in excess of budgeted gross hotel income for the hotel.

NOI is equal to EBITDA less reserves for replacements and/or capital expenditures.

Term and Termination. The management agreement expires on January 17, 2021 and will renew for two additional terms of one year unless either party to the agreement gives the other party written notice of termination at least 90 days before the end of a term.

The TRS Lessee may terminate the management agreement, subject to cure rights, due to certain inspection failures or if performance metrics tied to a hotel are not met.  The TRS Lessee may also terminate the management agreement without reason on 60 days’ notice.  Upon any such termination without reason by the TRS Lessee, the TRS Lessee must pay Pillar a termination fee equal to the lesser of: (a) 50% of the monthly management fee paid during the trailing 12 months (including any such fees paid prior to the commencement of the management agreement); or (b) 50% of the average monthly management fee paid during the trailing 12 months multiplied by the number of months remaining in the initial term or renewal term; provided, that such termination fees in (a) and (b) above reduce to 25% in the event there is less than 18 months remaining in the initial term or renewal term.  The management agreement terminates upon a sale of the hotel, subject to certain notice requirements.

The description of the management agreement is qualified in its entirety by Exhibit 10.3 hereto, which is incorporated herein by reference.

Financing

On January 17, 2018, the Operating Partnership borrowed $20 million under the Credit Agreement dated as of March 1, 2017 by and among the Operating Partnership, as Borrower, KeyBank National Association and the other lenders party thereto, as Lenders, and KeyBank National Association, as Agent (as amended, the “Credit Agreement”).  The borrowings under the Credit Agreement were used to pay the aggregate purchase price for the Austin North Tech Ridge hotel and the reserves and costs related to the acquisition and financing.

In connection with the acquisition of the hotel, the subsidiary owner and lessee of the hotel were added as guarantors under the Credit Agreement and the hotel property (together with the tangible and intangible personal property used in connection with such hotel property) was added to the collateral pool securing indebtedness under the Credit Agreement.

The terms and conditions of the Credit Agreement are described in the Company’s Current Reports on Form 8-K dated March 1, 2017, May 11, 2017 and December 13, 2017 and are incorporated herein by reference.  The description of the Credit Agreement is qualified in its entirety by Exhibit 10.1 (attached to the Form 8-K dated March 1, 2017), Exhibit 10.1 (attached to the Form 8-K dated May 11, 2017) and Exhibit 10.1 (attached to the Form 8-K dated December 13, 2017), which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of MB Hospitality (AUSN), LP for the years ended December 31, 2016 and 2015, including the Independent Auditors’ Report thereto of Pannell Kerr Forster of Texas, P.C., and the unaudited financial statements of MB Hospitality (AUSN), LP for the nine months ended September 30, 2017 and 2016, are filed with this report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.
The pro forma financial information on the acquisition of the hotel acquired from MB Hospitality (AUSN), LP is filed with this report as Exhibit 99.3 and is incorporated herein by reference.
(d)	Exhibits.

10.1

Purchase and Sale Agreement TownePlace Suites Austin North Tech Ridge dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSN), LP (incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.2

First Amendment to Purchase and Sale Agreement TownePlace Suites Austin North Tech Ridge dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSN), LP (incorporated by reference to Exhibit 10.6 filed with the Company’s Form 8-K dated August 31, 2017 (001-34087)).

10.3	Hotel Management Agreement dated as of January 17, 2018 between TRS AUS Tech, LLC and Pillar Hotels & Resorts, LLC.
23.1	Consent of Pannell Kerr Forster of Texas, P.C.
99.1

Audited Financial Statements of MB Hospitality (AUSN), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.3 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.2	Unaudited Financial Statements of MB Hospitality (AUSN), LP for the nine months ended September 30, 2017 and 2016.
99.3	Pro forma financial information on the hotel acquired from MB Hospitality (AUSN), LP for the year ended December 31, 2016 and nine months ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: January 19, 2018	By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Accounting Officer